Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 1, 1999 included in SkyMall, Inc.'s Form 10-K for the year ended December, 31 1998 and to all references to our firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP



Phoenix, Arizona,
  November 17, 1999.